Exhibit 10.27

Security Agreement

THIS SECURITY AGREEMENT (this “Agreement”), dated as of this 5th day of August, 2005, is made by DPAC TECHNOLOGIES CORP. (the “Grantor”), with an address at 7321 Lincoln Way, Garden Grove, California 92841, in favor of DEVELOPMENT CAPITAL VENTURES, LP (the “Lender”), with an address at 4443 Brookfield Corporate Drive, Suite 110, Chantilly, Virginia 20151.

Under the terms hereof, the Lender desires to obtain and the Grantor desires to grant the Lender security for all of the Obligations (as hereinafter defined).

NOW, THEREFORE, the Grantor and the Lender, intending to be legally bound, hereby agree as follows:

1.  Definitions.

(a)  “Collateral” shall include all personal property of the Grantor, including the following, all whether now owned or hereafter acquired or arising and wherever located:  (i) accounts (including health-care-insurance receivables and credit card receivables); (ii) securities entitlements, securities accounts, commodity accounts, commodity contracts and investment property; (iii) deposit accounts; (iv) instruments (including promissory notes); (v) documents (including warehouse receipts); (vi) chattel paper (including electronic chattel paper and tangible chattel paper); (vii) inventory, including raw materials, work in process, or materials used or consumed in Grantor’s business, items held for sale or lease or furnished or to be furnished under contracts of service, sale or lease, goods that are returned, reclaimed or repossessed; (viii) goods of every nature, including stock-in-trade, goods on consignment, standing timber that is to be cut and removed under a conveyance or contract for sale, the unborn young of animals, crops grown, growing, or to be grown, manufactured homes, computer programs embedded in such goods and farm products; (ix) equipment, including machinery, vehicles and furniture; (x) fixtures; (xi) agricultural liens; (xii) as-extracted collateral; (xiii) commercial tort claims, if any, described on Exhibit “A” hereto; (xiv) letter of credit rights; (xv) general intangibles, of every kind and description, including payment intangibles, software, computer information, source codes, object codes, records and data, all existing and future customer lists, choses in action, claims (including claims for indemnification or breach of warranty), books, records, patents and patent applications, copyrights, trademarks, tradenames, tradestyles, trademark applications, goodwill, blueprints, drawings, designs and plans, trade secrets, contracts, licenses (including the licenses and other intangibles granted to Lender pursuant to a License Agreement dated the date hereof between Grantor and Lender in favor of Lender), license agreements, formulae, tax and any other types of refunds, returned and unearned insurance premiums, rights and claims under insurance policies; (xvi) all supporting obligations of all of the foregoing property; (xvii) all property of the Grantor now or hereafter in the Lender’s possession or in transit to or from, or under the custody or control of, the Lender or any affiliate thereof; (xviii) all cash and cash equivalents thereof; and (xix) all cash and noncash proceeds (including insurance proceeds) of all of the foregoing property, all products thereof and all additions and accessions thereto, substitutions therefor and replacements thereof.  The Collateral shall also include any and all other tangible or intangible property that is described as being part of the Collateral pursuant to one or more Riders to Security Agreement that may be attached hereto or delivered in connection herewith, including the Rider to Security Agreement - Copyrights, the Rider to Security Agreement - Patents, the Rider to Security Agreement - Trademarks and the Rider to Security Agreement - Cash Collateral Account.

(b)  “Obligations” shall include all loans, advances, debts, liabilities, obligations, covenants and duties owing by the Grantor to the Lender or to any other direct or indirect subsidiary of Lender, of any kind or nature, present or future (including any interest accruing thereon after maturity, or after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding relating to the Grantor, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether direct or indirect (including those acquired by assignment or participation), absolute or contingent, joint or several, due or to become due, now existing or hereafter arising, whether or not (i) evidenced by any note, guaranty or other instrument, (ii) arising under any agreement, instrument or document, (iii) for the payment of money, (iv) arising by reason of an extension of credit, opening of a letter of credit, loan, equipment lease or guarantee, (v) under any interest or currency swap, future, option or other interest rate protection or similar agreement, (vi) under or by reason of any foreign currency transaction, forward, option or other similar transaction providing for the purchase of one currency in exchange for the sale of another currency, or in any other manner, (vii) arising out of overdrafts on deposit or other accounts or out of electronic funds transfers (whether by wire transfer or through automated clearing houses or otherwise) or out of the return unpaid of, or other failure of the Lender to receive final payment for, any check, item, instrument, payment order or other deposit or credit to a deposit or other account, or out of the Lender’s non-receipt of or inability to collect funds or otherwise not being made whole in connection with depository or other similar arrangements; and any amendments, extensions, renewals and increases of or to any of the foregoing, and all costs and expenses of the Lender incurred in the documentation, negotiation, modification, enforcement, collection and otherwise in connection with any of the foregoing, including reasonable attorneys’ fees and expenses.

(c) “UCC” means the Uniform Commercial Code, as adopted and enacted and as in effect from time to time in the State whose law governs pursuant to the Section of this Agreement entitled “Governing Law and Jurisdiction.”  Terms used herein which are defined in the UCC and not otherwise defined herein shall have the respective meanings ascribed to such terms in the UCC. To the extent the definition of any category or type of collateral is modified by any amendment, modification or revision to the UCC, such modified definition will apply automatically as of the date of such amendment, modification or revision.

2.  Grant of Security Interest.  To secure the Obligations, the Grantor, as debtor, hereby assigns and grants to the Lender, as secured party, a continuing lien on and security interest in the Collateral.

3.  Change in Name or Locations.  The Grantor hereby agrees that if the location of the Collateral changes from the locations listed on Exhibit “A” hereto and made part hereof, or if the Grantor changes its name, its type of organization, its state of organization (if Grantor is a registered organization), its principal residence (if Grantor is an individual), its chief executive office (if Grantor is a general partnership or non-registered organization) or establishes a name in which it may do business that is not listed as a tradename on Exhibit “A” hereto, the Grantor will immediately notify the Lender in writing of the additions or changes.

4.  Representations and Warranties.  The Grantor represents, warrants and covenants to the Lender that: (a) all information, including its type of organization, jurisdiction of organization, chief executive office, and (for individuals only) principal residence are as set forth on Exhibit “A” hereto and are true and correct on the date hereof;  (b) the Grantor has good, marketable and indefeasible title to the Collateral, has not made any prior sale, pledge, encumbrance, assignment or other disposition of any of the Collateral, and the Collateral is free from all encumbrances and rights of setoff of any kind except the lien in favor of the Lender created by this Agreement;  (c) except as herein provided, the Grantor will not hereafter without the Lender’s prior written consent sell, pledge, encumber, assign or otherwise dispose of any of the Collateral or permit any right of setoff, lien or security interest to exist thereon except to the Lender; (d) the Grantor will defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein;  (e) each account and general intangible, if included in the definition of Collateral, is genuine and enforceable in accordance with its terms and the Grantor will defend the same against all claims, demands, setoffs and counterclaims at any time asserted; and (f) at the time any account or general intangible becomes subject to this Agreement, such account or general intangible will be a good and valid account representing a bona fide sale of goods or services by the Grantor and such goods will have been shipped to the respective account debtors or the services will have been performed for the respective account debtors, and no such account or general intangible will be subject to any claim for credit, allowance or adjustment by any account debtor or any setoff, defense or counterclaim.

5.  Grantor’s Covenants.  The Grantor covenants that it shall:

(a)  from time to time and at all reasonable times allow the Lender, by or through any of its officers, agents, attorneys, or accountants, to examine or inspect the Collateral, and obtain valuations and audits of the Collateral, at the Grantor’s expense, wherever located.  The Grantor shall do, obtain, make, execute and deliver all such additional and further acts, things, deeds, assurances and instruments as the Lender may require to vest in and assure to the Lender its rights hereunder and in or to the Collateral, and the proceeds thereof, including waivers from landlords, warehousemen and mortgagees.  The Grantor agrees that the Lender has the right to notify (on invoices or otherwise) account debtors and other obligors or payors on any Collateral of its assignment to the Lender, and that all payments thereon should be made directly to the Lender, and that the Lender has full power and authority to collect, compromise, endorse, sell or otherwise deal with the Collateral in its own name or that of the Grantor at any time upon an Event of Default;

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(b)  keep the Collateral in good order and repair at all times and immediately notify the Lender of any event causing a material loss or decline in value of the Collateral, whether or not covered by insurance, and the amount of such loss or depreciation;

(c)  only use or permit the Collateral to be used in accordance with all applicable federal, state, county and municipal laws and regulations; and

(d)  have and maintain insurance at all times with respect to all Collateral against risks of fire (including so-called extended coverage), theft, sprinkler leakage, and other risks (including risk of flood if any Collateral is maintained at a location in a flood hazard zone) as the Lender may require, in such form, in such amount, for such period and written by such companies as may be satisfactory to the Lender in its sole discretion.  Each such casualty insurance policy shall contain a standard Lender’s Loss Payable Clause issued in favor of the Lender under which all losses thereunder shall be paid to the Lender as the Lender’s interests may appear.  Such policies shall expressly provide that the requisite insurance cannot be altered or canceled without at least thirty (30) days prior written notice to the Lender and shall insure the Lender notwithstanding the act or neglect of the Grantor.  Upon the Lender’s demand, the Grantor shall furnish the Lender with duplicate original policies of insurance or such other evidence of insurance as the Lender may require.  In the event of failure to provide insurance as herein provided, the Lender may, at its option, obtain such insurance and the Grantor shall pay to the Lender, on demand, the cost thereof.  Proceeds of insurance may be applied by the Lender to reduce the Obligations or to repair or replace Collateral, all in the Lender’s sole discretion.

6.  Negative Pledge; No Transfer.  The Grantor will not sell or offer to sell or otherwise transfer or grant or allow the imposition of a lien or security interest upon the Collateral (except for sales of inventory and collections of accounts in the Grantor’s ordinary course of business), will not allow any third party to gain control of all or any part of the Collateral, and will not use any portion thereof in any manner inconsistent with this Agreement or with the terms and conditions of any policy of insurance thereon.

7.  Covenants for Accounts.  If accounts are included in the definition of Collateral:

(a)  The Grantor will, on the Lender’s demand, make notations on its books and records showing the Lender’s security interest and make available to the Lender shipping and delivery receipts evidencing the shipment of the goods that gave rise to an account, completion certificates or other proof of the satisfactory performance of services that gave rise to an account, a copy of the invoice for each account and copies of any written contract or order from which an account arose.  The Grantor shall promptly notify the Lender if an account becomes evidenced or secured by an instrument or chattel paper and upon the Lender’s request, will promptly deliver any such instrument or chattel paper to the Lender, including any letter of credit delivered to the Grantor to support a shipment of inventory by the Grantor.

(b)  The Grantor will promptly advise the Lender whenever an account debtor refuses to retain or returns any goods from the sale of which an account arose and will comply with any instructions that the Lender may give regarding the sale or other disposition of such returns.  From time to time with such frequency as the Lender may request, the Grantor will report to the Lender all credits given to account debtors on all accounts.

(c)  The Grantor will immediately notify the Lender if any account arises out of contracts with the United States or any department, agency or instrumentality thereof, and will execute any instruments and take any steps required by the Lender so that all monies due and to become due under such contract shall be assigned to the Lender and notice of the assignment given to and acknowledged by the appropriate government agency or authority under the Federal Assignment of Claims Act.

(d)  At any time after the occurrence of an Event of Default, and without notice to the Grantor, the Lender may direct any persons who are indebted to the Grantor on any Collateral consisting of accounts or general intangibles to make payment directly to the Lender of the amounts due.  The Lender is authorized to collect, compromise, endorse and sell any such Collateral in its own name or in the Grantor’s name and to give receipts to such account debtors for any such payments and the account debtors will be protected in making such payments to the Lender.  Upon the Lender’s written request, the Grantor will establish with the Lender and maintain a lockbox account (“Lockbox”) with the Lender and a depository account(s) (“Cash Collateral Account”) with the Lender subject to the provisions of this subparagraph and such other related agreements as

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the Lender may require, and the Grantor shall notify its account debtors to remit payments directly to the Lockbox.  Thereafter, funds collected in the Lockbox shall be transferred to the Cash Collateral Account, and funds in the Cash Collateral Account shall be applied by the Lender, daily, to reduce the outstanding Obligations.

8.  Further Assurances.  By its signature hereon, the Grantor hereby irrevocably authorizes the Lender to execute (on behalf of the Grantor) and file against the Grantor one or more financing, continuation or amendment statements pursuant to the UCC in form satisfactory to the Lender, and the Grantor will pay the cost of preparing and filing the same in all jurisdictions in which such filing is deemed by the Lender to be necessary or desirable in order to perfect, preserve and protect its security interests.  If required by the Lender, the Grantor will execute all documentation necessary for the Lender to obtain and maintain perfection of its security interests in the Collateral.    At the Lender’s request, the Grantor will execute, in form satisfactory to the Lender, a Rider to Security Agreement - Copyrights (if any Collateral consists of registered or unregistered copyrights), a Rider to Security Agreement - Patents (if any Collateral consists of patents or patent applications), a Rider to Security Agreement - Trademarks (if any Collateral consists of trademarks, tradenames, tradestyles or trademark applications).  If any Collateral consists of letter of credit rights, electronic chattel paper, deposit accounts or supporting obligations not maintained with the Lender or one of its affiliates, or any securities entitlement, securities account, commodities account, commodities contract or other investment property, then at the Lender’s request the Grantor will execute, and will cause the depository institution or securities intermediary upon whose books and records the ownership interest of the Grantor in such Collateral appears, to execute such Pledge Agreements, Notification and Control Agreements or other agreements as the Lender deems necessary in order to perfect, prioritize and protect its security interest in such Collateral, in each case in a form satisfactory to the Lender.

9.  Events of Default.  The Grantor shall, at the Lender’s option, be in default under this Agreement upon the happening of any of the following events or conditions (each, an “Event of Default”):  (a) any Event of Default (as defined in any of the Obligations); (b) any default under any of the Obligations that does not have a defined set of “Events of Default” and the lapse of any notice or cure period provided in such Obligations with respect to such default; (c) demand by the Lender under any of the Obligations that have a demand feature; (d) the failure by the Grantor to perform any of its obligations under this Agreement; (e) falsity, inaccuracy or material breach by the Grantor of any written warranty, representation or statement made or furnished to the Lender by or on behalf of the Grantor; (f) an uninsured material loss, theft, damage, or destruction to any of the Collateral, or the entry of any judgment against the Grantor or any lien against or the making of any levy, seizure or attachment of or on the Collateral; (g) the failure of the Lender to have a perfected first priority security interest in the Collateral; (h) any indication or evidence received by the Lender that the Grantor may have directly or indirectly been engaged in any type of activity which, in the Lender’s discretion, might result in the forfeiture of any property of the Grantor to any governmental entity, federal, state or local; or (i) if the Lender otherwise deems itself insecure.

10.  Remedies.  Upon the occurrence of any such Event of Default and at any time thereafter, the Lender may declare all Obligations secured hereby immediately due and payable and shall have, in addition to any remedies provided herein or by any applicable law or in equity, all the remedies of a secured party under the UCC. The Lender’s remedies include, but are not limited to, the right to (a) peaceably by its own means or with judicial assistance enter the Grantor’s premises and take possession of the Collateral without prior notice to the Grantor or the opportunity for a hearing, (b) render the Collateral unusable, (c) dispose of the Collateral on the Grantor’s premises, (d) require the Grantor to assemble the Collateral and make it available to the Lender at a place designated by the Lender, and (e) notify the United States Postal Service to send the Grantor’s mail to the Lender.  Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Lender will give the Grantor reasonable notice of the time and place of any public sale thereof or of the time after which any private sale or any other intended disposition thereof is to be made.  The requirements of commercially reasonable notice shall be met if such notice is sent to the Grantor at least ten (10) days before the time of the intended sale or disposition.  Expenses of retaking, holding, preparing for disposition, disposing or the like shall include the Lender’s reasonable attorneys’ fees and legal expenses, incurred or expended by the Lender to enforce any payment due it under this Agreement either as against the Grantor, or in the prosecution or defense of any action, or concerning any matter growing out of or connection with the subject matter of this Agreement and the Collateral pledged hereunder.  The Grantor waives all relief from all appraisement or exemption laws now in force or hereafter enacted.

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11.  Power of Attorney.  The Grantor does hereby make, constitute and appoint any officer or agent of the Lender as the Grantor’s true and lawful attorney-in-fact, with power to (a) endorse the name of the Grantor or any of the Grantor’s officers or agents upon any notes, checks, drafts, money orders, or other instruments of payment or Collateral that may come into the Lender’s possession in full or part payment of any Obligations; (b) sue for, compromise, settle and release all claims and disputes with respect to, the Collateral; and (c) sign, for the Grantor, such documentation required by the UCC, or supplemental intellectual property security agreements; granting to the Grantor’s said attorney full power to do any and all things necessary to be done in and about the premises as fully and effectually as the Grantor might or could do.  The Grantor hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof.  This power of attorney is coupled with an interest, and is irrevocable.

12.  Payment of Expenses.  At its option, the Lender may discharge taxes, liens, security interests or such other encumbrances as may attach to the Collateral, may pay for required insurance on the Collateral and may pay for the maintenance, appraisal or reappraisal, and preservation of the Collateral, as determined by the Lender to be necessary.  The Grantor will reimburse the Lender on demand for any payment so made or any expense incurred by the Lender pursuant to the foregoing authorization, and the Collateral also will secure any advances or payments so made or expenses so incurred by the Lender.

13.  Notices.  All notices, demands, requests, consents, approvals and other communications required or permitted hereunder (“Notices”) must be in writing and will be effective upon receipt.  Notices may be given in any manner to which the parties may separately agree, including electronic mail.  Without limiting the foregoing, first-class mail, facsimile transmission and commercial courier service are hereby agreed to as acceptable methods for giving Notices.  Regardless of the manner in which provided, Notices may be sent to a party’s address as set forth above or to such other address as any party may give to the other for such purpose in accordance with this section.

14.  Preservation of Rights.  No delay or omission on the Lender’s part to exercise any right or power arising hereunder will impair any such right or power or be considered a waiver of any such right or power, nor will the Lender’s action or inaction impair any such right or power.  The Lender’s rights and remedies hereunder are cumulative and not exclusive of any other rights or remedies which the Lender may have under other agreements, at law or in equity.

15.  Illegality.   If any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, it shall not affect or impair the validity, legality and enforceability of the remaining provisions of this Agreement.

16.  Changes in Writing.  No modification, amendment or waiver of, or consent to any departure by the Grantor from, any provision of this Agreement will be effective unless made in a writing signed by the Lender, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.  No notice to or demand on the Grantor will entitle the Grantor to any other or further notice or demand in the same, similar or other circumstance.

17.  Entire Agreement.  This Agreement (including the documents and instruments referred to herein) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

18.  Counterparts.  This Agreement may be signed in any number of counterpart copies and by the parties hereto on separate counterparts, but all such copies shall constitute one and the same instrument.  Delivery of an executed counterpart of signature page to this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart.  Any party so executing this Agreement by facsimile transmission shall promptly deliver a manually executed counterpart, provided that any failure to do so shall not affect the validity of the counterpart executed by facsimile transmission.

19.  Successors and Assigns.  This Agreement will be binding upon and inure to the benefit of the Grantor and the Lender and their respective heirs, executors, administrators, successors and assigns; provided, however, that the Grantor may not assign this Agreement in whole or in part without the Lender’s prior written consent and the Lender at any time may assign this Agreement in whole or in part.

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20.  Interpretation.  In this Agreement, unless the Lender and the Grantor otherwise agree in writing, the singular includes the plural and the plural the singular; words importing any gender include the other genders; references to statutes are to be construed as including all statutory provisions consolidating, amending or replacing the statute referred to; the word “or” shall be deemed to include “and/or”, the words “including”, “includes” and “include” shall be deemed to be followed by the words “without limitation”; references to articles, sections (or subdivisions of sections) or exhibits are to those of this Agreement; and references to agreements and other contractual instruments shall be deemed to include all subsequent amendments and other modifications to such instruments, but only to the extent such amendments and other modifications are not prohibited by the terms of this Agreement.  Section headings in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.  Unless otherwise specified in this Agreement, all accounting terms shall be interpreted and all accounting determinations shall be made in accordance with GAAP.  If this Agreement is executed by more than one Grantor, the obligations of such persons or entities will be joint and several.

21.  Indemnity.  The Grantor agrees to indemnify each of the Lender, each legal entity, if any, who controls the Lender and each of their respective directors, officers and employees (the “Indemnified Parties”) and to hold each Indemnified Party harmless from and against any and all claims, damages, losses, liabilities and expenses (including all fees and charges of internal or external counsel with whom any Indemnified Party may consult and all expenses of litigation and preparation therefor) which any Indemnified Party may incur or which may be asserted against any Indemnified Party by any person, entity or governmental authority (including any person or entity claiming derivatively on behalf of the Grantor), in connection with or arising out of or relating to the matters referred to in this Agreement or the Obligations, whether (a) arising from or incurred in connection with any breach of a representation, warranty or covenant by the Grantor, or (b) arising out of or resulting from any suit, action, claim, proceeding or governmental investigation, pending or threatened, whether based on statute, regulation or order, or tort, or contract or otherwise, before any court or governmental authority; provided, however, that the foregoing indemnity agreement shall not apply to any claims, damages, losses, liabilities and expenses solely attributable to an Indemnified Party’s gross negligence or willful misconduct.  The indemnity agreement contained in this Section shall survive the termination of this Agreement, payment of the Obligations and assignment of any rights hereunder.  The Grantor may participate at its expense in the defense of any such claim.

22.  Governing Law and Jurisdiction.  This Agreement has been delivered to and accepted by the Lender and shall be construed in accordance with, and governed in all respects by the laws of the State of Delaware as applied to agreements entered into and to be performed entirely in such state, between residents of such state. Nothing contained in this Agreement will prevent the Lender from bringing any action, enforcing any award or judgment or exercising any rights against the Grantor individually, against any security or against any property of the Grantor within any other county, state or other foreign or domestic jurisdiction.  The Lender and the Grantor agree that the venue provided above is the most convenient forum for both the Lender and the Grantor.  The Grantor waives any objection to venue and any objection based on a more convenient forum in any action instituted under this Agreement.

23.  WAIVER OF JURY TRIAL.  THE GRANTOR IRREVOCABLY WAIVES ANY AND ALL RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR CLAIM OF ANY NATURE RELATING TO THIS AGREEMENT, ANY DOCUMENTS EXECUTED IN CONNECTION WITH THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED IN ANY OF SUCH DOCUMENTS.  THE GRANTOR ACKNOWLEDGES THAT THE FOREGOING WAIVER IS KNOWING AND VOLUNTARY.

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The Grantor acknowledges that it has read and understood all the provisions of this Agreement, including the waiver of jury trial, and has been advised by counsel as necessary or appropriate.

WITNESS the due execution hereof as a document under seal, as of the date first written above.

WITNESS / ATTEST:	DPAC TECHNOLOGIES CORP.

By:
Name:	Name:
Title:

DEVELOPMENT CAPITAL VENTURES, LP

By: DCC OPERATING, INC.,
its General Partner

By:

Name: Donald L. Murfin
Title: Executive Vice President

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EXHIBIT “A”

TO SECURITY AGREEMENT

1.                                       Grantor’s form of organization (i.e., corporation, partnership, limited liability company):

2.                                       Grantor’s State of organization, if a registered organization (i.e., corporation, limited partnership or limited liability company):

3.                                       Grantor’s principal residence, if a natural person or general partnership:

4.                                       Address of Grantor’s chief executive office, including the County:

5.                                       Grantor’s EIN, if not a natural person:

6.                                       Grantor’s SSN, if a natural person:

7.                                       Grantor’s organizational ID# (if any exists):

8.                                       Address for books and records, if different:

9.                                       Addresses of other Collateral locations, including Counties, for the past five (5) years:

10.                                 Name and address of landlord or owner if location is not owned by the Grantor:

11.                                 Other names or tradenames now or formerly used by the Grantor:

12.                                 List of all existing Commercial Tort Claims (by case title with court and brief description of claim):

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RIDER TO SECURITY AGREEMENT - PATENTS

THIS RIDER TO SECURITY AGREEMENT (“Rider”) is executed this 5th day of August, 2005, by and between DPAC TECHNOLOGIES CORP. (the “Grantor”) with an address at 7321 Lincoln Way, Garden Grove, California 92841 and DEVELOPMENT CAPITAL VENTURES, LP (the “Lender”), with an address at 4443 Brookfield Corporate Drive, Suite 110, Chantilly, Virginia 20151.  This Rider is incorporated into and made part of that certain Security Agreement (“Security Agreement”) between the Grantor and the Lender dated August 5, 2005, and also into certain other financing documents and security agreements executed by and between the Grantor and the Lender or by and between the Borrower (as defined in the Security Agreement) and the Lender (all such documents including this Rider collectively referred to as “Loan Documents”).  All capitalized terms not otherwise defined in this Rider shall have the same meanings ascribed to such terms in the other Loan Documents.

As collateral security for the Obligations (as defined in the Security Agreement) under the Loan Documents, the Grantor has agreed to grant a security interest in and to assign to the Lender the Patent Collateral (as hereinafter defined).  The Lender desires to have its lien and security interest in such Patent Collateral confirmed by a document identifying such security interest and in such form as may be recorded in the United States Patent and Trademark Office.

NOW, THEREFORE, with the foregoing background deemed incorporated by reference and made part hereof, the parties hereto, intending to be legally bound hereby, covenant and agree as follows:

1.                                      Grant of Security Interest.  In consideration of and pursuant to the terms of the Security Agreement and for other good, valuable and sufficient consideration, the receipt of which is hereby acknowledged, and to secure the Obligations, the Grantor does hereby assign and grant to the Lender a lien and security interest in (a) all of the Grantor’s right, title and interest in and to (i) the United States Letters Patent and the inventions described and claimed therein set forth on Schedule A hereto and any future patents (hereinafter referred to collectively as the “Patents”); (ii) the applications for Letters Patent and the inventions described and claimed therein set forth on Schedule A hereto and any United States Letters Patent which may be issued upon any of said applications and any future patent applications (hereinafter referred to collectively as the “Applications”); (iii) any reissue, extension, division or continuation of the Patents or the Applications (such reissues, extensions, divisions and continuations being herein referred to collectively as the “Reissued Patents”); (iv) all future royalties or other fees paid or payment or payments made or to be made to the Grantor in respect of the Patents; and (v) proceeds of any and all of the foregoing (the Patents, Applications, Reissued Patents and Royalties and proceeds being herein referred to collectively as the “Patent Rights”), and (b) all rights, interests, claims and demands that the Grantor has or may have in existing and future profits and damages for past and future infringements of the Patent Rights (such rights, interests, claims and demands being herein called the “Claims”) (the Patent Rights and Claims collectively referred to as the “Patent Collateral”).

2.                                      Representations and Warranties.  The Grantor warrants and represents to the Lender that:  (a) the Grantor is the true and lawful exclusive owner of the Patent Rights set forth on Schedule A, including all rights and interests herein granted; (b) the Patent Collateral is valid and enforceable; (c) the Grantor has full power and authority to execute and deliver this Rider; (d) the Grantor has no notice of any suits or actions commenced or threatened against it, or notice of claims asserted or threatened against it, with reference to the Patent Rights and the interests granted herein; and (e) the Patent Rights and all interests granted herein are so granted free from all liens, charges, claims, options, licenses, pledges and encumbrances of every kind and character.

3.                                      Covenants.  The Grantor further covenants that:  (a) Until all of the Grantor’s liabilities to the Lender have been satisfied in full, it will not enter into any agreement, including without limitation, license agreements, which are inconsistent with the Grantor’s obligations under this Rider; and (b) If the Grantor acquires rights to any new Patent Collateral, the provisions of this Rider shall automatically apply thereto and the Grantor shall give the Lender prompt written notice thereof along with an amended Schedule “A.”

4.                                      Maintenance of Patent Collateral.  The Grantor further covenants that:  until all of the Obligations have been satisfied in full, it will (i) not enter into any agreement, including without limitation, license agreements, which are inconsistent with the Grantor’s undertakings and covenants under this Rider or which restrict or impair the Lender’s rights hereunder and (ii) maintain the Patent Collateral in full force and effect.

5.                                      Negative Pledge.  The Grantor agrees not to sell, assign or further encumber its rights and interest in the Patent Collateral without prior written consent of the Lender.

6.                                      Remedies Upon Default.  (a)  Anything herein contained to the contrary notwithstanding, if and while the Grantor shall be in default hereunder or an Event of Default exists under the Loan Documents, the Grantor hereby covenants and agrees that the Lender, as the holder of a security interest under the Uniform Commercial Code, as now or hereafter in effect in Pennsylvania, may take such action permitted under the Loan Documents or permitted by law, in its exclusive discretion, to foreclose upon the Patent Collateral covered hereby.

(b)                                 For such purposes, and in the event of the Grantor’s default hereunder or an Event of Default under the Loan Documents and while such default or Event of Default exists, the Grantor hereby authorizes and empowers the Lender to make, constitute and appoint any officer or agent of the Lender as the Lender may select, in its exclusive discretion, as the Grantor’s true and lawful attorney-in-fact, with the power to endorse the Grantor’s name on all applications, documents, papers and instruments necessary for the Lender to use the Patent Collateral or to grant or issue any exclusive or non-exclusive license under the Patent Collateral to anyone else, or necessary for the Lender to assign, pledge, convey or otherwise transfer title in or dispose of the Patent Collateral to anyone else.  The Grantor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof, except for the gross negligence or wilful misconduct of such attorney.  This power of attorney shall be irrevocable for the life of this Rider and the Loan Documents, and until all the Obligations are satisfied in full.

(c)                                  The Grantor expressly acknowledges that this Rider shall be recorded with the Patent and Trademark Office in Washington, DC.  Contemporaneously herewith, the Grantor shall also execute and deliver to the Lender such documents as the Lender shall reasonably require to permanently assign all rights in the Patent Collateral to the Lender, which documents shall be held by the Lender, in escrow, until the occurrence of an Event of Default hereunder or under the Loan Documents.  After such occurrence, the Lender may, at its sole option, record such escrowed documents with the Patent and Trademark Office.

7.                                      Prosecution of Patent Applications.  (a) The Grantor shall, at its own expense, diligently file and prosecute all patent applications relating to the inventions described and claimed in the Patent Collateral in the United States Patent and Trademark Office, and shall pay or cause to be paid in their customary fashion all fees and disbursements in connection therewith, and shall not abandon any such application prior to the exhaustion of all administrative and judicial remedies or disclaim or dedicate any Patent without the prior written consent of the Lender.  The Grantor shall not abandon any Patent Collateral without the prior written consent of the Lender.

(b)                                 Any and all fees, costs and expenses, including reasonable attorneys’ fees and expenses incurred by the Lender in connection with the preparation, modification, enforcement or termination of this Rider and all other documents relating hereto and the consummation of this transaction, the filing and recording of any documents (including all taxes in connection therewith) in public offices, the payment or discharge of any taxes, counsel fees, maintenance fees, encumbrances or costs otherwise incurred in defending or prosecuting any actions or proceedings arising out of or related to the Patent Collateral shall be paid by the Grantor on demand by the Lender.

(c)                                  The Grantor shall have the right to bring suit in the name of the Grantor to enforce the Patent Collateral, in which case the Lender may, at the Lender’s option, be joined as a nominal party to such suit if the Lender shall be satisfied that such joinder is necessary and that the Lender is not thereby incurring any risk of liability by such joinder.  The Grantor shall promptly, upon demand, reimburse and indemnify, defend and hold harmless the Lender for all damages, costs and expenses, including reasonable attorneys’ fees, incurred by the Lender pursuant to this paragraph and all other actions and conduct of the Grantor with respect to the Patent Rights during the term of this Rider.

8.                                      Subject to Security Agreement.  This Rider shall be subject to the terms, provisions, and conditions set forth in the Security Agreement and may not be modified without the written consent of the party against whom enforcement is being sought.

9.                                      Inconsistent with Security Agreement.  All rights and remedies herein granted to the Lender shall be in addition to any rights and remedies granted to the Lender under the Loan Documents.  In the event of an inconsistency between this Rider and the Security Agreement, the language of the Security Agreement shall control.  The terms and conditions of the Security Agreement are hereby incorporated herein by reference.

10.                               Termination of Agreement.  Upon payment and performance of all Obligations under the Loan Documents and full satisfaction of all of the Grantor’s liabilities and obligations to the Lender, the Lender shall execute and deliver to the Grantor all documents necessary to terminate the Lender’s security interest in the Patent Collateral.

11.                               Fees and Expenses.  Any and all reasonable fees, costs and expenses, of whatever kind or nature, including the reasonable attorneys’ fees and legal expenses incurred by the Lender in connection with the preparation of this Rider and all other documents relating hereto and the consummation of this transaction, the filing or recording of any documents (including all taxes in connection therewith) in public offices, the payment or discharge of any taxes, reasonable counsel fees, maintenance fees, encumbrances or costs otherwise incurred in protecting, maintaining, preserving the Patent Collateral, or in defending or prosecuting any actions or proceedings arising out of or related to the Patent Collateral, in each case in accordance with the terms of this Rider, shall be borne and paid by the Grantor on demand by the Lender and until so paid shall be added to the principal amount of the Obligations to the Lender and shall bear interest at the contract rate therefor.

12.                               Additional Remedies.  Upon the occurrence of an Event of Default under the Loan Documents, the Lender may, without any obligation to do so, complete any obligation of the Grantor hereunder, in the Grantor’s name or in the Lender’s name, but at the Grantor’s expense, and the Grantor hereby agrees to reimburse the Lender in full for all reasonable expenses, including reasonable attorney’s fees, incurred by the Lender in protecting, defending and maintaining the Patent Collateral.

13.                               Governing Law.  This Agreement has been delivered to and accepted by the Lender and shall be construed in accordance with, and governed in all respects by the laws of the State of Delaware as applied to agreements entered into and to be performed entirely in such state, between residents of such state. Nothing contained in this Agreement will prevent the Lender from bringing any action, enforcing any award or judgment or exercising any rights against the Grantor individually, against any security or against any property of the Grantor within any other county, state or other foreign or domestic jurisdiction.  The Lender and the Grantor agree that the venue provided above is the most convenient forum for both the Lender and the Grantor.  The Grantor waives any objection to venue and any objection based on a more convenient forum in any action instituted under this Agreement.

14.                               Counterparts.  This Rider may be signed in any number of counterpart copies and by the parties hereto on separate counterparts, but all such copies shall constitute one and the same instrument.

The Grantor acknowledges that it has read and understood all the provisions of this Agreement, including the waiver of jury trial, and has been advised by counsel as necessary or appropriate.

WITNESS the due execution hereof as a document under seal, as of the date first written above.

WITNESS / ATTEST:	DPAC TECHNOLOGIES CORP.

By:
Name:		Name:
Title:

DEVELOPMENT CAPITAL
VENTURES, LP

	By:	DCC OPERATING, INC.,
its General Partner

By:
Name: Donald L. Murfin
Title: Executive Vice President

STATE OF	)
) ss.:
COUNTY OF	)

On the          day of August in the year 2005 before me, the undersigned, a Notary Public in and for said State, personally appeared                                   , personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is(are) subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the person(s) upon behalf of which the individual acted, executed the instrument.

Notary Public

STATE OF	)
) ss.:
COUNTY OF	)

On the          day of August in the year 2005 before me, the undersigned, a Notary Public in and for said State, personally appeared                                   , personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is(are) subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the person(s) upon behalf of which the individual acted, executed the instrument.

Notary Public

SCHEDULE A TO RIDER TO SECURITY AGREEMENT - PATENTS

PATENT REGISTRATION NO.	PATENT
10/653,381	Wireless Connectivity Module

PATENT ASSIGNMENT

WHEREAS, DPAC TECHNOLOGIES CORP. (the “Grantor”) is the owner of the entire right, title and interest in and to the United States patents, patent applications and rations listed on Schedule “A” attached hereto and made a part hereof, the inventions described therein and all rights associated therewith (collectively, the “Patent Collateral”), which are registered in the United States Patent and Trademark Office or which are the subject of pending applications in the United States Patent and Trademark Office; and

WHEREAS, DEVELOPMENT CAPITAL VENTURES, LP, having a place of business at 4443 Brookfield Corporate Drive, Suite 110, Chantilly, Virginia 20151, identified as the “Lender” under that certain Rider to Security Agreement - Patents of even date herewith (the “Grantee”) is desirous of acquiring said Patent Collateral;

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, and intending to be legally bound hereby, the Grantor, its successors and assigns does hereby transfer, assign and set over unto Grantee, its successors, transferees and assigns, all of its present and future right, title and interest in and to the Patent Collateral and all proceeds thereof and all rights and proceeds associated therewith.

IN WITNESS WHEREOF, the undersigned has caused this Patent Assignment to be executed by its duly authorized officer on this                  day of                               ,           .

WITNESS / ATTEST:	DPAC TECHNOLOGIES CORP.

By:
Name:

Title:

STATE OF	)
) ss.:
COUNTY OF	)

On the          day of            in the year 2005 before me, the undersigned, a Notary Public in and for said State, personally appeared                         , personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is(are) subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the person(s) upon behalf of which the individual acted, executed the instrument.

Notary Public

2

RIDER TO SECURITY AGREEMENT - TRADEMARKS

THIS RIDER TO SECURITY AGREEMENT (“Rider”) is executed this 5th day of August, 2005, by and between DPAC TECHNOLOGIES CORP. (the “Grantor”) with an address at 7321 Lincoln Way, Garden Grove, California 92841 and DEVELOPMENT CAPITAL VENTURES, LP (the “Lender”), with an address at 4443 Brookfield Corporate Drive, Suite 110, Chantilly, Virginia 20151.  This Rider is incorporated into and made part of that certain Security Agreement (“Security Agreement”) between the Grantor and the Lender dated August 5, 2005, and also into certain other financing documents and security agreements executed by and between the Grantor and the Lender or by and between the Borrower (as defined in the Security Agreement) and the Lender (all such documents including this Rider collectively referred to as “Loan Documents”).  All capitalized terms not otherwise defined in this Rider shall have the same meanings ascribed to such terms in the other Loan Documents.

The Grantor has adopted, used and is using (or has filed applications for the registration of) the trademarks, service marks and tradenames listed on Schedule “A” attached hereto and made part hereof (all such marks or names hereinafter referred to as the “Trademarks”).

The Lender desires to acquire a lien and security interest on the Trademarks and the registration thereof, together with all the goodwill of the Grantor associated therewith and represented thereby, as security for all of the Obligations (as defined in the Security Agreement) to the Lender, and the Lender desires to have its security interest in such Trademarks confirmed by a document identifying same and in such form that it may be recorded in the United States Patent and Trademark Office.

NOW, THEREFORE, with the foregoing background deemed incorporated by reference and made part hereof, the parties hereto, intending to be legally bound hereby, covenant and agree as follows:

1.                                      Grant of Security Interest.  In consideration of and pursuant to the terms of the Loan Documents, and for other good, valuable and sufficient consideration, the receipt of which is hereby acknowledged, and to secure the Grantor’s present and future liabilities to the Lender, the Grantor grants a lien and security interest to the Lender in all its present and future right, title and interest in and to the Trademarks, together with all the goodwill of the Grantor associated with and represented by the Trademarks, and the registration thereof and the right (but not the obligation) to sue for past, present and future infringements, and the proceeds thereof, including, without limitation, license royalties and proceeds of infringement suits.

2.                                      Maintenance of Trademarks.  The Grantor hereby covenants and agrees to maintain the Trademarks in full force and effect until all of the Obligations to the Lender are satisfied in full.

3.                                      Representations and Warranties.  The Grantor represents, warrants and covenants that: (a) the Trademarks are subsisting and have not been adjudged invalid or unenforceable; (b) each of the Trademarks is valid and enforceable; (c) the Grantor is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to each of the Trademarks, and each of the Trademarks is free and clear of any liens, charges and encumbrances, including, without limitation, pledges, assignments, licenses and covenants by the Grantor not to sue third persons; (d) the Grantor has the unqualified right to enter into this Rider and perform its terms; (e) the Grantor has used, and will continue to use for the duration of this Rider, proper notice, as required by 15 U.S.C. §§ 1051-1127 in connection with its use of the Trademarks; and (f) the Grantor has used, and will continue to use for the duration of this Rider, consistent standards of quality in products leased or sold under the Trademarks and hereby grants to the Lender and its employees and agents the right to visit the Grantor’s locations which lease, sell or store products under any of the Trademarks and to inspect the products and quality control records relating thereto at reasonable times during regular business hours to ensure the Grantor’s compliance with this paragraph 3(f).

4.                                      Covenants.  The Grantor further covenants that:  (a)  until all of the Obligations have been satisfied in full, the Grantor will not enter into any agreement, including, without limitation, license agreements, which are inconsistent with the Grantor’s obligations under this Rider; and (b) if the Grantor acquires rights to any new Trademarks, the provisions of this Rider shall automatically apply thereto and the Grantor shall give the Lender prompt written notice thereof along with an amended Schedule “A.”

5.                                      Exclusive Use of Trademarks.  So long as this Rider is in effect and so long as the Grantor has not received notice from the Lender that an Event of Default has occurred under the Loan Documents and that the Lender has elected to exercise its rights hereunder, the Grantor shall continue to have the exclusive right to use the Trademarks and the Lender shall have no right to use the Trademarks or issue any exclusive or non-exclusive license with respect thereto, or assign, pledge or otherwise transfer title in the Trademarks to anyone else.

6.                                      Negative Pledge.  The Grantor agrees not to sell, assign or further encumber its rights and interest in the Trademarks without prior written consent of the Lender.

7.                                      Remedies Upon Default.  (a)  Anything herein contained to the contrary notwithstanding, if and while the Grantor shall be in default hereunder or an Event of Default exists under the Loan Documents, the Grantor hereby covenants and agrees that the Lender, as the holder of a security interest under the Uniform Commercial Code, as now or hereafter in effect in Pennsylvania, may take such action permitted under the Loan Documents or permitted by law, in its exclusive discretion, to foreclose upon the Trademarks covered hereby.

(b)                                 For such purposes, and in the event of the Grantor’s default hereunder or an Event of Default under the Loan Documents and while such default or Event of Default exists, the Grantor hereby authorizes and empowers the Lender to make, constitute and appoint any officer or agent of the Lender as the Lender may select, in its exclusive discretion, as the

2

Grantor’s true and lawful attorney-in-fact, with the power to endorse the Grantor’s name on all applications, documents, papers and instruments necessary for the Lender to use the Trademarks or to grant or issue any exclusive or non-exclusive license under the Trademarks to anyone else, or necessary for the Lender to assign, pledge, convey or otherwise transfer title in or dispose of the Trademarks to anyone else.  The Grantor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof, except for the gross negligence or wilful misconduct of such attorney.  This power of attorney shall be irrevocable for the life of this Rider and the Loan Documents, and until all the Obligations are satisfied in full.

(c)                                  The Grantor expressly acknowledges that this Rider shall be recorded with the Patent and Trademark Office in Washington, DC.  Contemporaneously herewith, the Grantor shall also execute and deliver to the Lender such documents as the Lender shall reasonably require to permanently assign all rights in the Trademarks to the Lender, which documents shall be held by the Lender, in escrow, until the occurrence of an Event of Default hereunder or under the Loan Documents.  After such occurrence, the Lender may, at its sole option, record such escrowed documents with the Patent and Trademark Office.

8.                                      Subject to Security Agreement.  This Rider shall be subject to the terms, provisions, and conditions set forth in the Security Agreement and may not be modified without the written consent of the party against whom enforcement is being sought.

9.                                      Inconsistent with Security Agreement.  All rights and remedies herein granted to the Lender shall be in addition to any rights and remedies granted to the Lender under the Loan Documents.  In the event of an inconsistency between this Rider and the Security Agreement, the language of the Security Agreement shall control.  The terms and conditions of the Security Agreement are hereby incorporated herein by reference.

10.                               Termination of Agreement.  Upon payment and performance of all Obligations under the Loan Documents and full satisfaction of all of the Grantor’s liabilities and obligations to the Lender, the Lender shall execute and deliver to the Grantor all documents necessary to terminate the Lender’s security interest in the Trademarks.

11.                               Fees and Expenses.  Any and all reasonable fees, costs and expenses, of whatever kind or nature, including the reasonable attorneys’ fees and legal expenses incurred by the Lender in connection with the preparation of this Rider and all other documents relating hereto and the consummation of this transaction, the filing or recording of any documents (including all taxes in connection therewith) in public offices, the payment or discharge of any taxes, reasonable counsel fees, maintenance fees, encumbrances or costs otherwise incurred in protecting, maintaining, preserving the Trademarks, or in defending or prosecuting any actions or proceedings arising out of or related to the Trademarks, in each case in accordance with the terms of this Rider, shall be borne and paid by the Grantor on demand by the Lender and until so paid shall be added to the principal amount of the Obligations to the Lender and shall bear interest at the contract rate therefor.

3

12.                               Prosecution of Trademark Applications.  (a)  Subject to the terms of the Security Agreement, the Grantor shall have the duty to prosecute diligently any trademark application with respect to the Trademarks pending as of the date of this Rider or thereafter, until the Obligations shall have been satisfied in full, to preserve and maintain all rights in the Trademarks, and upon reasonable request of the Lender, the Grantor shall make federal application on registrable but unregistered trademarks belonging to the Grantor.  Any reasonable expenses incurred in connection with such applications shall be borne by the Grantor.  The Grantor shall not abandon any Trademark without the written consent of the Lender.

(b)                                 The Grantor shall have the right to bring suit in its own name to enforce the Trademarks, in which event the Lender may, if the Grantor deems it necessary or after an Event of Default under the Loan Documents, be joined as a nominal party to such suit if the Lender shall have been satisfied that it is not thereby incurring any risk of liability because of such joinder.  The Grantor shall promptly, upon demand, reimburse and indemnify the Lender for all damages, reasonable costs and reasonable expenses, including attorneys’ fees, incurred by the Lender in the fulfillment of the provisions of this paragraph.

13.                               Additional Remedies.  Upon the occurrence of an Event of Default under the Loan Documents, the Lender may, without any obligation to do so, complete any obligation of the Grantor hereunder, in the Grantor’s name or in the Lender’s name, but at the Grantor’s expense, and the Grantor hereby agrees to reimburse the Lender in full for all reasonable expenses, including reasonable attorneys’ fees, incurred by the Lender in protecting, defending and maintaining the Trademarks.

14.                               Governing Law.  This Agreement has been delivered to and accepted by the Lender and shall be construed in accordance with, and governed in all respects by the laws of the State of Delaware as applied to agreements entered into and to be performed entirely in such state, between residents of such state. Nothing contained in this Agreement will prevent the Lender from bringing any action, enforcing any award or judgment or exercising any rights against the Grantor individually, against any security or against any property of the Grantor within any other county, state or other foreign or domestic jurisdiction.  The Lender and the Grantor agree that the venue provided above is the most convenient forum for both the Lender and the Grantor.  The Grantor waives any objection to venue and any objection based on a more convenient forum in any action instituted under this Agreement.

15.                               Counterparts.  This Rider may be signed in any number of counterpart copies and by the parties hereto on separate counterparts, but all such copies shall constitute one and the same instrument.

4

The Grantor acknowledges that it has read and understood all the provisions of this Agreement, including the waiver of jury trial, and has been advised by counsel as necessary or appropriate.

WITNESS the due execution hereof as a document under seal, as of the date first written above.

WITNESS / ATTEST:	DPAC TECHNOLOGIES CORP.

By:
Name:		Name:
Title:

DEVELOPMENT CAPITAL
VENTURES, LP

	By:	DCC OPERATING, INC.,
its General Partner

By:
Name: Donald L. Murfin
Title: Executive Vice President

5

STATE OF	)
) ss.:
COUNTY OF	)

On the          day of August in the year 2005 before me, the undersigned, a Notary Public in and for said State, personally appeared                                   , personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is(are) subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the person(s) upon behalf of which the individual acted, executed the instrument.

Notary Public

STATE OF	)
) ss.:
COUNTY OF	)

On the          day of August in the year 2005 before me, the undersigned, a Notary Public in and for said State, personally appeared                                   , personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is(are) subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the person(s) upon behalf of which the individual acted, executed the instrument.

Notary Public

6

SCHEDULE A TO RIDER TO SECURITY AGREEMENT - TRADEMARKS

	APPLICATION OR		REGISTRATION OR
TRADEMARK	REGISTRATION NO.	COUNTRY	FILING DATE
Airborne	78/259,260	U.S.	August 17, 2005
Airborne Direct	78/304,711	U.S.	February 28, 2005

TRADEMARK ASSIGNMENT

WHEREAS, DPAC TECHNOLOGIES CORP. (the “Grantor”) is the owner of the entire right, title and interest in and to the United States trademarks, tradenames and registrations listed on Schedule “A” attached hereto and made a part hereof (the “Trademarks”), which are registered in the United States Patent and Trademark Office; and

WHEREAS, DEVELOPMENT CAPITAL VENTURES, LP, having a place of business at 4443 Brookfield Corporate Drive, Suite 110, Chantilly, Virginia 20151, identified as the “Lender” under that certain Rider to Security Agreement - Trademarks of even date herewith (the “Grantee”) is desirous of acquiring said Trademarks;

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, and intending to be legally bound hereby, the Grantor, its successors and assigns does hereby transfer, assign and set over unto Grantee, its successors, transferees and assigns all of its present and future right, title and interest in and to the Trademarks and all proceeds thereof and all goodwill associated therewith.

IN WITNESS WHEREOF, the undersigned has caused this Trademark Assignment to be executed by its duly authorized officer on this                  day of                                     ,           .

WITNESS / ATTEST:	DPAC TECHNOLOGIES CORP.

By:
Name:

Title:

STATE OF	)
) ss.:
COUNTY OF	)

On the          day of            in the year 2005 before me, the undersigned, a Notary Public in and for said State, personally appeared                         , personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is(are) subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the person(s) upon behalf of which the individual acted, executed the instrument.

Notary Public

2

RIDER TO SECURITY AGREEMENT - COPYRIGHTS

THIS RIDER TO SECURITY AGREEMENT (“Rider”) is executed this 5th day of August, 2005, by and between DPAC TECHNOLOGIES CORP. (the “Grantor”) with an address at 7321 Lincoln Way, Garden Grove, California 92841 and DEVELOPMENT CAPITAL VENTURES, LP (the “Lender”), with an address at 4443 Brookfield Corporate Drive, Suite 110, Chantilly, Virginia 20151.  This Rider is incorporated into and made part of that certain Security Agreement (“Security Agreement”) between the Grantor and the Lender dated August 5, 2005, and also into certain other financing documents and security agreements executed by and between the Grantor and the Lender or by and between the Borrower (as defined in the Security Agreement) and the Lender (all such documents including this Rider collectively referred to as “Loan Documents”).  All capitalized terms not otherwise defined in this Rider shall have the same meanings ascribed to such terms in the other Loan Documents.

The Grantor has filed applications for the registration of the copyrights listed on Schedule A attached hereto and made part hereof (all such copyrights hereinafter referred to as the “Copyrights”).

The Grantor desires to grant a security interest in and to the Copyrights and the registration thereof, as security for the Grantor’s Obligations referred to and described in the Loan Documents, and the Lender desires to have its security interest in such Copyrights confirmed by a document identifying same and in such form that it may be recorded in the Library of Congress, Copyright Office.

NOW, THEREFORE, with the foregoing background deemed incorporated by reference and made part hereof, the parties hereto, intending to be legally bound hereby, covenant and agree as follows:

1.                                      Grant of Security Interest.  In consideration of and pursuant to the terms of the Loan Documents, and for other good, valuable and sufficient consideration, the receipt of which is hereby acknowledged, and to secure the Grantor’s present and future Obligations, the Grantor grants to the Lender a lien and security interest in all of Grantor’s present and future right, title and interest in and to the Copyrights, and the registration thereof and the right (but not the obligation) to sue for past, present and future infringements, and the proceeds thereof, including, without limitation, license royalties and proceeds of infringement suits.

2.                                      [Blank].

3.                                      Representations and Warranties.  The Grantor represents, warrants and covenants that:  (a) the Copyrights are subsisting and have not been adjudged invalid or unenforceable; (b) to the best of Grantor’s knowledge each of the registered Copyrights is valid and enforceable; (c) except as otherwise provided in or resulting from the Loan Documents, the Grantor is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to each of the Copyrights, and each of the Copyrights is free and clear of any liens, charges, and encumbrances, including, without limitation, pledges, assignments, licenses and covenants by the Grantor not to sue third persons; and (d) the Grantor has the unqualified right to enter into this Rider and perform its terms.

4.                                      Covenants.  The Grantor covenants that:  (a) until all of the Obligations have been satisfied in full, it will not enter into any agreement which is inconsistent with the Grantor’s obligations under this Rider; (b) if the Grantor registers any new Copyrights, the provisions of this Rider shall automatically apply thereto and the Grantor shall give the Lender prompt written notice thereof along with an amended Schedule A and (c) the Grantor has no notice of any actions or suits commenced or threatened against it, or notice of claims asserted or threatened against it, with respect to the Copyrights.

5.                                      Exclusive Ownership of Copyrights.  So long as this Rider is in effect and so long as the Grantor has not received notice from the Lender that an Event of Default has occurred under the Loan Documents and that the Lender has elected to exercise its rights to assignment hereunder, the Grantor shall continue to have the exclusive ownership of the Copyrights, including the licensing thereof, and the Lender shall have no ownership or other right to use the Copyrights or issue any exclusive or non-exclusive license with respect thereto, or assign, pledge or otherwise transfer title in the Copyrights to anyone else.

6.                                      Negative Pledge.  Notwithstanding anything to the contrary in this Agreement, the Grantor agrees not to sell or assign its rights and interest in the Copyrights without the prior written consent of the Lender, which consent shall not be unreasonably withheld or delayed.

7.                                      Remedies Upon Default.  (a)  Anything herein contained to the contrary notwithstanding, if and while the Grantor shall be in default hereunder or an Event of Default exists under the Loan Documents, the Grantor hereby covenants and agrees that the Lender as the holder of a security interest under the Uniform Commercial Code, as now or hereafter in effect in Pennsylvania, may take such action permitted under the Loan Documents or permitted by law, in its exclusive discretion, to foreclose upon the Copyrights covered hereby.

(b)  For such purposes, and in the event of an Event of Default under the Loan Documents and while such Event of Default exists, the Grantor hereby authorizes and empowers the Lender to make, constitute and appoint any officer or agent of the Lender as the Lender may select, in its exclusive discretion, as the Grantor’s true and lawful attorney-in-fact, with the power to endorse the Grantor’s name on all applications, documents, papers and instruments necessary for the Lender to use the Copyrights or to grant or issue any exclusive or non-exclusive license under the Copyrights to anyone else, or necessary for the Lender to assign, pledge, convey or otherwise transfer title in or dispose of the Copyrights to anyone else.  The Grantor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof, except for the gross negligence or willful misconduct of such attorney.  This power of attorney shall be irrevocable for the life of this Rider and the Loan Documents, and until all the Obligations (as defined in the Security Agreement) are satisfied in full.

(c)  The Grantor expressly acknowledges that a Notice of Security Interest (i.e. this Rider) or equivalent document shall be recorded with the Library of Congress, Copyright Office

2

in Washington, D.C. Upon the occurrence of an Event of Default, the Grantor shall also execute and deliver to the Lender such documents as the Lender shall reasonably request to permanently assign all rights in the Copyrights to the Lender.  After such occurrence, the Lender may, at its sole option, record any such documents with the Copyright Office.

8.                                      Subject to Loan Agreement.  This Rider shall be subject to the terms, provisions, and conditions set forth in the Loan Agreement and may not be modified without the written consent of the party against whom enforcement is being sought.

9.                                      Inconsistent with Loan Agreement.  All rights and remedies herein granted to the Lender shall be in addition to any rights and remedies granted to the Lender under the Loan Documents.  In the event of an inconsistency between this Rider and the Loan Agreement, the language of the Loan Agreement shall control.  The terms and conditions of the Loan Agreement are hereby incorporated herein by reference.

10.                               Re-Vesting of and/or Termination of any Interest in Copyrights.  Upon payment and performance of all Obligations under the Loan Documents and full satisfaction of all of the Grantor’s liabilities and obligations to the Lender, the Lender shall immediately execute and deliver to the Grantor all documents and take all actions necessary to re-vest all rights in and to the Copyrights in the Grantor and/or terminate any interest of the Lender therein.

11.                               [Blank]

12.                               Prosecution of Copyright Applications.  The Grantor shall have the exclusive right, in its sole discretion, to bring suit in its own name to enforce the Copyrights.

13.                               Additional Remedies.  Upon the occurrence of an Event of Default under the Loan Documents, the Lender may, without any obligation to do so, complete any obligation of the Grantor hereunder, in the Grantor’s name or in the Lender’s name, but at the Grantor’s expense, and the Grantor hereby agrees to reimburse the Lender in full for all reasonable expenses, including reasonable attorney’s fees, incurred by the Lender in protecting, defending and maintaining the Copyrights.

14.          Governing Law.  This Agreement has been delivered to and accepted by the Lender and shall be construed in accordance with, and governed in all respects by the laws of the State of Delaware as applied to agreements entered into and to be performed entirely in such state, between residents of such state. Nothing contained in this Agreement will prevent the Lender from bringing any action, enforcing any award or judgment or exercising any rights against the Grantor individually, against any security or against any property of the Grantor within any other county, state or other foreign or domestic jurisdiction.  The Lender and the Grantor agree that the venue provided above is the most convenient forum for both the Lender and the Grantor.  The Grantor waives any objection to venue and any objection based on a more convenient forum in any action instituted under this Agreement.

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The Grantor acknowledges that it has read and understood all the provisions of this Agreement, including the waiver of jury trial, and has been advised by counsel as necessary or appropriate.

WITNESS the due execution hereof as a document under seal, as of the date first written above.

WITNESS / ATTEST:	DPAC TECHNOLOGIES CORP.

By:
Name:		Name:
Title:

DEVELOPMENT CAPITAL
VENTURES, LP

	By:	DCC OPERATING, INC.,
its General Partner

By:
Name: Donald L. Murfin
Title: Executive Vice President

4

STATE OF	)
) ss.:
COUNTY OF	)

On the          day of August in the year 2005 before me, the undersigned, a Notary Public in and for said State, personally appeared                                   , personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is(are) subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the person(s) upon behalf of which the individual acted, executed the instrument.

Notary Public

STATE OF	)
) ss.:
COUNTY OF	)

On the          day of August in the year 2005 before me, the undersigned, a Notary Public in and for said State, personally appeared                                   , personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is(are) subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the person(s) upon behalf of which the individual acted, executed the instrument.

Notary Public

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SCHEDULE A TO RIDER TO SECURITY AGREEMENT - COPYRIGHTS

Registered Copyrights

Registration No.	Title of Work	Registration Date	Country

Unregistered Copyrights

Title of Work	Description
Airborne WLn Module Firmware
AirborneDirect/Serial Firmware
AirborneDirect/Ethernet Firmware
Airborne Evaluation Utility Software
Airborne OEM Configuration Tool Software
Airborne Transportation Bridge Firmware
VCOMM Utility Software